Valued Advisers Trust

Granite Value Fund

Supplement to the Prospectus and Statement of Additional Information

dated February 28, 2014

(as may be supplemented from time to time)

Supplement dated December 30, 2014

This supplement amends the Granite Value Fund (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) each dated February 28, 2014, and is in addition to any other supplements.

Effective immediately, the Fund will have the ability to invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) for the purpose of gaining exposure to certain markets or sectors.

The section in the Prospectus titled “Principal Risks,” beginning on page 4 is amended by adding the following risks:

Risks of ETFs/Other Investment Companies. When the Fund invests in other mutual funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs are subject to additional risks such as the fact that its shares may trade at a market price that is above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Sector Risks. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific, market, or economic developments. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Additionally, the following disclosure is added to the Fund’s Statement of Additional Information under the section titled “Additional Information About Fund Investments and Risk Considerations”:

E. Investment Company Securities / Exchange Traded Funds (“ETFs”). The Fund may invest in other investment companies. An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses. The Fund may invest in ETFs. An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETF’s also have risks and costs that are similar to publicly-traded companies. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV.

Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETF’s, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxes”) which must be met in order for the Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2014 (as may be supplemented from time to time) has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 442-9893.